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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
Radyne ComStream Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                                              /s/ KPMG LLP
                                                              ------------------

Phoenix, Arizona
April 25, 2000